UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2019

BRIGHTSPHERE Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares ($.001 par value)	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On July 2, 2019, BrightSphere Investment Group plc (“BrightSphere-United Kingdom”) held two consecutive meetings of holders of Ordinary Shares, with the first meeting beginning at 10:00 a.m. U.S. Eastern Time at 101 Park Avenue, 39th Floor, New York, NY 10178. At the first meeting (the “Court Meeting”), which was required to be held pursuant to the laws of England and Wales, shareholders were asked to approve the scheme of arrangement under the laws of England and Wales among BrightSphere-United Kingdom and its shareholders (the “Scheme of Arrangement,” and such proposal to approve the Scheme of Arrangement, the “Scheme of Arrangement Proposal”) substantially in the form attached as Appendix A to the proxy statement/prospectus mailed to shareholders and filed with the SEC on June 3, 2019 (the “Proxy Statement/Prospectus”), which Scheme of Arrangement is also subject to approval of the High Court of Justice of England and Wales, with such approval expected to be obtained on July 11, 2019.

At the second meeting, which occurred immediately after the Court Meeting (the “General Meeting,” and together with the Court Meeting, the “Meetings”), shareholders were asked to (i) approve an amendment to BrightSphere-United Kingdom’s articles of association that will enable BrightSphere-United Kingdom to effectuate the Scheme of Arrangement; (ii) approve BrightSphere-Delaware’s adoption and assumption of the BrightSphere Investment Group plc 2017 Equity Incentive Plan and the BrightSphere Investment Group plc Non-Employee Directors’ Equity Incentive Plan (collectively, the “Equity Plans”), and the amendment and restatement of the Equity Plans (collectively, the “Restated Equity Plans”), substantially in the forms attached as Appendix B and Appendix C to the Proxy Statement/Prospectus, respectively; and (iii) authorize the directors of BrightSphere-United Kingdom to take all such action as they may consider necessary or appropriate for putting the Scheme of Arrangement into effect (the “General Meeting Proposal”).

As of May 28, 2019, the record date for receiving notice of the Meetings, 91,869,338 Ordinary Shares of BrightSphere-United Kingdom were outstanding and there were two shareholders of record. A quorum was present for the transaction of business at each of the Meetings.

At the Court Meeting, the Company’s shareholders considered and acted upon the following proposal:

Scheme of Arrangement Proposal. The shareholders voted to approve the Scheme of Arrangement, substantially in the form attached as Appendix A to the Proxy Statement/Prospectus. The table below sets forth the voting results:

For	Against	Abstain	Broker Non-Votes
82,570,507	313,420	—	—

At the General Meeting, the Company’s shareholders considered and acted upon the following proposal:

General Meeting Proposal. The shareholders voted to approve the General Meeting Proposal. The table below sets forth the voting results:

For	Against	Abstain	Broker Non-Votes
82,465,372	281,622	—	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	July 8, 2019	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ RICHARD J. HART
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary